Incorporation number: BC0863961_________

QMI SEISMIC INC.
(the "Company")

ARTICLES

1.

Interpretation

2.

Shares and Share Certificates

3.

Issue of Shares

4.

Share Registers

5.

Share Transfers

6.

Transmission of Shares

7.

Purchase and Redemption of Shares By Company

8.

Borrowing Powers

9.

Alterations

10.

Meetings of Shareholders

11.

Proceedings at Meetings of Shareholders

12.

Votes of Shareholders

13.

Directors

14.

Election and Removal of Directors

15.

Alternate Directors

16.

Powers and Duties of Directors

17.

Disclosure of Interest of Directors

18.

Proceedings of Directors

19.

Executive and Other Committees

20.

Officers

21.

Indemnification of Directors and Officers and Payment of Expenses

22.

Dividends

23.

Documents, Records and Reports

24.

Notices

25.

Seal

26.

Liens

27.

Prohibitions

28.

Special Rights and Restrictions Attached to Shares

INDEX TO ARTICLES

ACCOUNTING RECORDS

23.2-23.3

AUDITORS

Appointment of

23.2

Remuneration of

23.4

BORROWING POWERS

8.1-8.3

CAPITAL, INCREASE OR DECREASE OF

9.1

DEBENTURES

3.2-3.3, 8.1-8.3

Register of

8.2

DEFINITIONS

1.1

DIRECTORS

Additional, Appointment of

14.8

Alternate, Appointment of

15.1-15.8

Committees of

19.1-19.5

Disclosure of Conflict of Interest or Property

17.4

No Disqualification of

17.6

Election and Removal of

14.1-14.11

Indemnification

21.3-21.7

Insurance

21.8

Liability of

21.2

Qualifications

13.4, 20.3

Number of

13.1-13.2

Proceedings Generally

18.1-18.12

Calling of Meetings

18.5

Chairman

18.3

Consent Resolution

18.12

Meeting of Directors

18.1

Meetings by telephone, etc

18.4

Notice

18.6-18.9

Quorum

18.10

Resolution in Writing

18.12

Voting

18.2

Remuneration

13.5, 13.7, 15.8, 20.4

Vacancy

13.3, 14.4-14.7

Validation of Acts

18.11

DIVIDENDS

Declaration of

22.2

Capitalization of surplus

22.13

Distributions of

22.12

Fractional

22.11

Interest

22.10

Manner of Payment

22.1, 22.3-22.9

EXECUTIVE AND OTHER COMMITTEES

Appointment and Powers

19.1

Obligations

19.3

Other Committees

19.2

Proceedings

19.5

INDEMNIFICATION AND PROTECTION OF DIRECTORS,

  OFFICERS AND EMPLOYEES

21.1, 21.3, 21.7

NOTICES

.24.1-24.5

OFFICERS

17.7, 17.8, 20.1, 20.2, 20.5

RECORD DATES

10.7-10.8

SEAL

25.1-25.4

SHAREHOLDERS

Meetings

10.1-11.21

Adjournment of

11.11

Casting Vote

11.16

Chairman at

11.9-11.10

Dates of

10.1

Location of

10.5

Notice of

10.6

Poll

11.13-11.20

Proceedings at

11.1-11.21

Proxies

12.7-12.11, 12.13-12.15

Form of

12.12

Quorum

11.3, 11.6

If no quorum

11.7

Requisition of

10.4

Voting at

10.8

Voting Rights

12.1-12.2, 12.5-12.6

For Joint Holders

12.3-12.4

Number of

27.4

SHARES

Authorized

2.1

Brokerage

3.4

Central Securities Register of

4.1-4.3

Certificates

2.2

Commission

3.3

Condition of Issue

3.5

Consideration for

3.3

Delivery of

2.4

Execution

2.10

Form of

2.2

Issue of

3.1-3.5

Offer to Public

27.3

Purchase & Redemption by Company of

7.1-7.4

Recognition of Trust

2.9

Replacement

2.5-2.6

Special Rights and Restrictions

9.2, 28.1-28.4

Transfer of

5.1-5.7

Transmission of

6.1-6.3

Warrants & Rights

3.2

i

1.

INTERPRETATION

1.1

Definitions.   In these Articles, unless the context otherwise requires:

(1)

"business day" means any day other than a day which is a Saturday, Sunday or a statutory holiday within the Province of British Columbia;

(2)

"board of directors", "directors" and "board" mean the directors or sole director of the Company for the time being;

(3)

"Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(4)

"legal personal representative" means the personal or other legal representative of a shareholder and includes executors, administrators, trustees in bankruptcy and duly constituted representatives in lunacy;

(5)

"month" means a calendar month;

(6)

"registered address" means the address recorded in any register maintained by the Company pursuant to the provisions of the Business Corporations Act; and

(7)

"seal" means the seal of the Company, if any.

1.2

Business Corporations Act and Interpretation Act Definitions Applicable.  The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act (British Columbia), with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act (British Columbia) relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

1.3

Documents in Writing.  Expressions referring to writing include references to printing, lithographing, typewriting, photography, and other modes of representing or reproducing words in a visible form.

1.4

Inclusive Meanings.  Words importing the singular include the plural, and vice versa.  Words importing a male person include a female person.  Words importing persons shall include corporations and unincorporated entities.

1.5

Imperative.  "Will" is to be construed as imperative.

2.

SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure.  The authorized share structure of the Company consists of the number of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2

Form of Share Certificate.  Each share certificate issued by the Company will be in such form as the directors approve and will comply with, and be signed as required by, the Business Corporations Act.

2.3

Shareholder Entitled to Certificate or Acknowledgment.  Each shareholder is entitled, without charge, to one share certificate representing the share or shares of each class or series of shares registered in the shareholder's name or a non-transferable written acknowledgment of the shareholder's right to obtain such a share certificate; provided that in respect of a share or shares held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to the first named of several joint shareholders or to that shareholder's duly authorized agents will be sufficient delivery to all.

2.4

Delivery by Mail.  Any share certificate or non-transferable written acknowledgment of a shareholder's right to obtain a share certificate may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5

Replacement of Worn Out or Defaced Certificate or Acknowledgement.  If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit, order the share certificate or acknowledgment, as the case may be, to be cancelled and issue a replacement share certificate or acknowledgment, as the case may be.

2.6

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment.  If a share certificate or a non-transferable written acknowledgment of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed and any indemnity the directors consider adequate.

2.7

Splitting Share Certificates.  If a shareholder surrenders a share certificate representing more than one share and registered in the name of the shareholder to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8

Certificate Fee.  There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9

Recognition of Trusts.  Except as required by law or statute or these Articles, the Company may treat a person whose name is entered in the central securities register as the absolute owner of any share and no person will be recognized by the Company as holding any share upon any trust, and the Company will not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

2.10

Execution of Certificates.  Every share certificate shall be signed manually by at least one officer or director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signature may be printed, lithographed, engraved or otherwise mechanically reproduced in accordance with these Articles.

3.

ISSUE OF SHARES

3.1

Directors Authorized.  Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, grant options on, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors in their absolute discretion may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2

Share Purchase Warrants and Rights.  Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

3.3

Commissions and Discounts.  Subject to the Business Corporations Act, the directors may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares, debentures, share rights, warrants or debenture stock in the Company, or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any such shares, debentures, share rights, warrants or debenture stock, provided that if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 percent of the amount of the subscription price of such shares, debentures, share rights, warrants or debenture stock and if the Company is a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 98 percent of the amount of the subscription price of such shares, debentures, share rights, warrants or debenture stock.

3.4

Brokerage.  The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.5

Conditions of Issue.  Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when consideration is provided to the Company for the issue of the share in the form of one or more of past services actually performed for the Company,  property and money.  The value for the purposes of this Article 3.5 of the property or services received by the Company shall be the value determined by the directors by resolution to be in all circumstances of the transaction, the fair market value thereof and shall equal or exceed the issue price set for the share under Article 3.1.

4.

SHARE REGISTERS

1.1

Central Securities Register.  As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2

Branch Securities Registries.  Subject to the Business Corporations Act, the Company may keep or cause to be kept one or more branch securities registries at such place or places as may be determined by the directors.

4.3

Closing Register.  The Company must not at any time close its central securities register.

5.

SHARE TRANSFERS

5.1

Authority to Transfer.  Subject to any restrictions set forth in these Articles, a shareholder may transfer any of his shares by instrument in writing executed by or on behalf of such shareholder and delivered to the registered office of the Company or the office of the transfer agent of the Company.

5.2

Registering Transfers.  Where an instrument of transfer together with the share certificate or certificates or non-transferrable written acknowledgment, as applicable, and such other evidence of title as the directors may require is delivered to the Company, the directors will, subject to any restrictions set forth in these Articles, cause the name of the transferee to be entered into the central securities register.  All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent and any instrument of transfer where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate or non-transferrable acknowledgment which accompanied the same when tendered for registration.

5.3

Form of Instrument of Transfer.  The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

5.4

Transferor Remains Shareholder.  Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.5

Signing of Instrument of Transfer.  If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer in the name of the person named as transferee in that instrument of transfer, or, if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.6

Enquiry as to Title Not Required.  Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.7

Transfer Fee.  There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.

TRANSMISSION OF SHARES

6.1

Legal Personal Representative Recognized on Death.  In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2

Rights of Legal Personal Representative.  The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles and to receive dividends, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company but he will not be entitled in respect of such shares to vote or exercise any other rights conferred by share ownership in respect of shareholders' meetings until his name appears in the central securities register.

6.3

Registration of Transmitted Shares.  A person who is entitled to a share because of the death or bankruptcy of a shareholder, upon producing the evidence required by the directors and the Business Corporations Act, may be registered as the owner of the share or may transfer the share, but the directors will in either case have the same rights under Article 27.3 as they have in the case of a share transfer before death or bankruptcy.  A person who is entitled to a share because of an order of a court of competent jurisdiction or because of a statute, upon producing such evidence as the directors may require, may be registered as the holder of the share.

7.

PURCHASE AND REDEMPTION OF SHARES BY COMPANY

7.1

Company Authorized to Purchase and Redeem Shares.  Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2

Prohibition When Insolvent.  The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that the Company is insolvent or making the payment or providing the consideration would render the Company insolvent.

7.3

Purchase or Redemption of Some Shares.  If the Company proposes to purchase or redeem some but not all of the shares of any class or series, the directors may, in their absolute discretion, subject to the rights and restrictions attached to the class or series of shares, decide the number of and the manner in which the shares to be purchased or redeemed will be selected and any such purchase or redemption need not be made rateably among every shareholder who holds shares of the class or series to be purchased or redeemed.

7.4

Sale and Voting of Purchased or Redeemed Shares.  If the Company retains a share purchased, redeemed or otherwise acquired by it, the Company may sell, gift, issue or otherwise dispose of the share, but, while such share is held by the Company, the Company is not entitled to vote the share at a meeting of its shareholders, must not pay a dividend in respect of the share and must not make any other distribution in respect of the share.

8.

BORROWING POWERS

8.1

The Company, if authorized by the directors, may:

(1)

borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms and with such rights or privileges as they consider appropriate at or before the time of issue;

(3)

guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)

mortgage, pledge, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

8.2

Register of Debentures.  The Company may keep one or more branch registers of its debentureholders inside or outside the Province of British Columbia as the directors may determine.

8.3

Execution of Debt Obligations.  Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

9.

ALTERATIONS

9.1

Alteration of Authorized Share Structure.  Subject to Article 9.2 and the Business Corporations Act, the Company may by special resolution:

(1)

create one or more classes of shares with par value or without par value or, if none of the shares of a class of shares are allotted or issued, eliminate that class of shares;

(2)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class of shares or establish a maximum number of shares that the Company is authorized to issue out of any class of shares for which no maximum is established;

(3)

subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)

if the Company is authorized to issue shares of a class of shares with par value:

(a)

decrease the par value of those shares; or

(b)

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(5)

change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)

alter the identifying name of any of its shares; or

(7)

otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

All new shares will be subject to the same provisions with reference to transfer, transmissions and otherwise as the existing shares of the Company.

9.2

Special Rights and Restrictions.  Subject to the Business Corporations Act, the Company may by special resolution create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class of shares, whether or not any or all of those shares have been issued or vary or delete any special rights or restrictions attached to the shares of any class of shares, whether or not any or all of those shares have been issued.  No special right or restriction attached to any issued shares shall be prejudiced or interfered with unless all shareholders holding shares of each class whose special right or restriction is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by the majority required to pass a special resolution, or such greater majority as may be specified by the special rights attached to the class of shares of the issued shares of such class.

9.3

Change of Name.  The Company may by directors' resolution authorize an alteration of its Notice of Articles to change its name or adopt or change any translation of that name.

9.4

Alterations to Articles.  If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

9.5

Class Meetings.  Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable to a class meeting of shareholders holding a particular class of shares, but the quorum at a class meeting shall be one person holding or representing by proxy a simple majority of the shares affected.

10.

MEETINGS OF SHAREHOLDERS

10.1

Annual General Meetings.  Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.  In default of the meeting being held, the meeting may be convened by any one or more shareholders in accordance with the Business Corporations Act.

10.2

Resolution Instead of Annual General Meeting.  Notwithstanding Article 10.1, if all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3

Calling of Meetings of Shareholders.  The directors may, whenever they think fit, call a meeting of shareholders.

10.4

Convening Meetings.  A general meeting, if requisitioned in accordance with the Business Corporations Act, may be convened by the directors or, if not convened by the directors, may be convened by the requisitionists as provided in the Business Corporations Act.

10.5

Location of Meetings.  A general meeting of the Company must be held in British Columbia or may be held at a location outside of British Columbia if approved by an ordinary resolution.

10.6

Notice for Meetings of Shareholders.  The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide.  Such notice must be given not more than two months before the meeting and, if and for so long as the Company is a public company, at least 21 days before the meeting and, otherwise, at least 10 days.

10.7

Record Date for Notice.  The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than 21 days if and for so long as the Company is a public company and, otherwise, 10 days.  If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8

Record Date for Voting.  The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.9

Failure to Give Notice and Waiver of Notice.  The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.10

Notice of Special Business at Meetings of Shareholders.  If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must state the general nature of the special business and if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified in the notice during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.11

Meetings by Telephone or Other Communications Medium.  A shareholder or proxy holder may participate in a meeting of shareholders in person or by telephone if all shareholders and proxy holders participating in the meeting, are able to communicate with each other.  A shareholder or proxy holder may participate in a meeting of shareholders by a communication medium other than by telephone if all shareholders and proxy holders participating in the meeting are able to communicate with each other and all shareholders and proxy holders who wish to participate in the meeting agree to such manner of participation.  A shareholder or proxy holder who participates in a meeting in a manner contemplated by this Article 10.11 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner and the meeting is deemed to be held at the location specified in the notice of meeting.

11.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1

Special Business.  At a meeting of shareholders, the following business is special business:

(1)

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting; and

(2)

at an annual general meeting, all business is special business except for the following:

(a)

business relating to the conduct of or voting at the meeting;

(b)

consideration of any financial statements of the Company presented to the meeting;

(c)

consideration of any reports of the directors or auditor;

(d)

the setting or changing of the number of directors;

(e)

the election or appointment of directors;

(f)

the appointment of an auditor;

(g)

the setting of the remuneration of an auditor;

(h)

business arising out of a report of the directors not requiring the passing of a special resolution; and

(i)

any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2

Special Majority.  The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3

Quorum.  Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two or more shareholders who are present in person, or who are represented by proxy, shareholders who, in the aggregate, hold at least one-twentieth of the issued shares entitled to be voted at the meeting.

11.4

One Shareholder May Constitute Quorum.  If there is only one shareholder entitled to vote at a meeting of shareholders the quorum is one person who is, or who represents by proxy, that shareholder, and that shareholder, present in person or by proxy, may constitute the meeting.

11.5

Other Persons May Attend.  The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6

Requirement of Quorum.  No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7

Lack of Quorum.  If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present then, in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and, in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8

Lack of Quorum at Succeeding Meeting.  If, at the meeting to which the meeting referred to in Article 11.7 was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9

Chair.  The chair of the board, if any, or if the chair of the board is absent or unwilling to act as chair of the meeting, the president of the Company, if any, or in his absence a vice-president of the Company, if any, will preside as chairman at every meeting of shareholders.

11.10

Selection of Alternate Chair.  If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.  The chairman need not be a shareholder.

11.11

Adjournments.  The chair of a meeting of shareholders may, with the consent of the meeting, and will, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12

Notice of Adjourned Meeting.  It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13

Decisions by Show of Hands or Poll.  Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14

Declaration of Result.  The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15

Motion Need Not be Seconded.  No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16

Casting Vote.  In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17

Manner of Taking Poll.  If a poll is duly demanded at a meeting of shareholders it will be taken at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs and in the manner, at the time and at the place that the chair of the meeting directs.  The result of the poll is effective from the time of the meeting at which the poll is demanded.  The demand for the poll may be withdrawn by the person who demanded it and, notwithstanding the foregoing, a poll demanded at a meeting of shareholders on a question of adjournment or the election of the chair of the meeting will be taken immediately at the meeting without adjournment.

11.18

Chair Must Resolve Dispute.  In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.19

Casting of Votes.  On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.20

Demand for Poll Not to Prevent Continuance of Meeting.  The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.21

Retention of Ballots and Proxies.  The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.

VOTES OF SHAREHOLDERS

12.1

Number of Votes by Shareholder or by Shares.  Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3 on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote and, on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2

Votes of Persons in Representative Capacity.  A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3

Votes by Joint Holders.  If there are joint shareholders registered in respect of any share, any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it or, if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted to the exclusion of the votes of the other joint holders.

12.4

Legal Personal Representatives as Joint Shareholders.  Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5

Representation by Committee.  A shareholder for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee.  A committee may appoint a proxy holder.

12.6

Representative of a Corporate Shareholder.  If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company provided that the instrument appointing a representative is received at the registered office of the Company or at any other place specified in the notice calling the meeting for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or is provided at the meeting to the chair of the meeting or to a person designated by the chair of the meeting.  Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.  If a representative is appointed under this Article 12.6, the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder and the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

12.7

Proxy Provisions Do Not Apply to All Companies.  Articles 12.8 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.8

Appointment of Proxy Holders.  Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.  A proxy will be in writing under the hand of the appointor and, if the appointor is a corporation, under the hand of an officer or attorney duly authorized for that purpose.  A proxy holder is not required to be a shareholder.

12.9

Alternate Proxy Holders.  A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.10

Deposit of Proxy.  A proxy and any power of attorney or other authority under which it is signed or a notarially certified copy of the power of attorney for a meeting of shareholders must be received at the place specified in the notice calling the meeting for the receipt of proxies, or, if no place is specified, at the registered office of the Company, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11

Validity of Proxy Vote.  A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used or by the chair of the meeting, before the vote is taken.

12.12

Form of Proxy.  A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors:

[name of company at the relevant time]
(the "Company")

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the shareholder): _____________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

12.13

Revocation of Proxy.  Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used or provided, at the meeting, to the chair of the meeting.

12.14

Revocation of Proxy Must Be Signed.  An instrument referred to in Article 12.13 must be signed, where the shareholder for whom the proxy holder is appointed is an individual, by the shareholder or his or her legal personal representative or trustee in bankruptcy or, where the shareholder for whom the proxy holder is appointed is a corporation, by the corporation or by a representative appointed for the corporation under Article 12.6.

12.15

Production of Evidence of Authority to Vote.  The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.

DIRECTORS

13.1

First Directors; Number of Directors.  The first directors of the Company are the persons designated as directors of the Company in the first Notice of Articles filed for the Company under the Business Corporations Act and, at the time of filing, the number of directors, excluding additional directors appointed under Article 14.8, is set at the number of first directors.  Thereafter, the number of directors, excluding additional directors, will be not less than one (or, if the Company is a public Company, three) and not more than 20.  Within this range, unless the number of directors is set by ordinary resolution or set under Article 14.4, the number may be determined by the directors.

13.2

Change in Number of Directors.  If the number of directors is set by ordinary resolution, the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number and if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3

Directors' Acts Valid Despite Vacancy.  An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4

Qualifications of Directors.  A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5

Remuneration of Directors.  The directors are entitled to such remuneration for acting as directors, if any, as the directors may from time to time determine or if the directors so decide, as shareholders may determine by ordinary resolution.  That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6

Reimbursement of Expenses of Directors.  The Company must reimburse each director for the reasonable expenses that he or she may properly incur in and about the business of the Company.

13.7

Special Remuneration for Directors.  If any director performs any extra professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of the directors, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8

Gratuity, Pension or Allowance on Retirement of Director.  Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.

ELECTION AND REMOVAL OF DIRECTORS

14.1

Election at Annual General Meeting.  At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)

all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2

Consent to be a Director.  No election, appointment or designation of an individual as a director is valid unless:

(1)

that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)

that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)

with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3

Failure to Elect or Appoint Directors.  Where the Company fails to hold an annual general meeting and all of the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2 on or before the date by which the annual general meeting is required to be held under the Business Corporations Act or where the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors, then each director then in office continues to hold office until his or her successor is elected or appointed or he or she otherwise ceases to hold office under the Business Corporations Act or these Articles, whichever is earlier.  Each continuing director is deemed to have been elected or appointed as a director on the last day on which the annual general meeting would have been held pursuant to these Articles.

14.4

Places of Retiring Directors Not Filled.  If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5

Directors May Fill Casual Vacancies.  Any casual vacancy occurring in the board of directors may be filled for the unexpired term by the remaining directors.

14.6

Remaining Directors' Power to Act.  The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7

Shareholders May Fill Vacancies.  If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8

Additional Directors.  Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office or, in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.  Any additional director so appointed ceases to hold office immediately before the next annual general meeting or resolution in lieu thereof, but is eligible for re-election or re-appointment.

14.9

Ceasing to be a Director.  A director ceases to be a director when:

(1)

the term of office of the director expires;

(2)

the director dies;

(3)

the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)

the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10

Removal of Director by Shareholders.  The Company may remove any director before the expiration of his or her term of office and appoint a replacement director in respect thereof by special resolution. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11

Removal of Director by Directors.  The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.

ALTERNATE DIRECTORS

15.1

Appointment of Alternate Director.  Any director (an "appointor") may by notice in writing received by the Company appoint any person, whether a shareholder or a director or not, (an "appointee") who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2

Notice of Meetings.  Every alternate director so appointed is entitled to attend and vote as a director at any meeting of directors or of a committee of directors at which his or her appointor is not present and, if the appointor so directs in the notice of appointment delivered under Article 15.1, notice of meetings of directors and of committees of the directors, as applicable, will be sent to the alternate director and not to the appointor.

15.3

Alternate for More Than One Director Attending Meetings.  A person may be appointed as an alternate director by more than one director and in such case, the alternate director will be counted in determining the quorum for a meeting of directors or a meeting of a committee of directors once for each of his or her appointors, as applicable, and, in the case of an appointee who is also a director or a member of that committee, once more in that capacity.  Subject to the relevant appointor having so directed in the notice of appointment, an alternate director will have a separate vote at a meeting of directors or a meeting of committee of directors for each of his or her appointors, as applicable, and, in the case of an appointee who is also a director or a member of that committee, an additional vote in that capacity.

15.4

Consent Resolutions.  Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5

Alternate Director Not an Agent.  Every alternate director is deemed not to be the agent of his or her appointor.

15.6

Revocation of Appointment of Alternate Director.  An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7

Ceasing to be an Alternate Director.  The appointment of an alternate director ceases when:

(1)

his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)

his or her appointor revokes the appointment of the alternate director in accordance with Article 15.6;

(3)

the alternate director dies;

(4)

the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(5)

the alternate director ceases to be qualified to act as a director; or

(6)

the alternate director is convicted of an indictable offence and the other directors shall have resolved to remove him.

15.8

Remuneration and Expenses of Alternate Director.  The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16.

POWERS AND DUTIES OF DIRECTORS

16.1

Powers of Management.  The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2

Appointment of Attorney of Company.  The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may be made in favour of any of the directors or any of the shareholders of the Company or in favour of any corporation, firm or joint venture and any such appointment may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17.

DISCLOSURE OF INTEREST OF DIRECTORS

17.1

Obligation to Account for Profits.  A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2

Restrictions on Voting by Reason of Interest.  A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all of the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3

Interested Director Counted in Quorum.  A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval will be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4

Disclosure of Conflict of Interest or Property.  A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5

Director Holding Other Office in the Company.  A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6

No Disqualification.  No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Business Corporations Act, no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7

Professional Services by Director or Officer.  Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8

Director or Officer in Other Corporations.  A director or officer may be or become a director, officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer shall not be accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other corporation or firm.

18.

PROCEEDINGS OF DIRECTORS

18.1

Meetings of Directors.  The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2

Voting at Meetings.  Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3

Chair of Meetings.  The chair of the board, if any, or, in his absence, the president, if any, if the president is a director, or, if neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting or is willing to chair the meeting or each of the chair of the board and the president, if any and if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting, then any other director chosen by the directors shall preside as chairman at a meeting of directors.

18.4

Meetings by Telephone or Other Communications Medium.  A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such manner of participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.  Where each director or his alternate is in communication with each other director or his alternate in the manner contemplated by this Article 18.4, a resolution concurred to by all directors or alternate directors in the course of such transmission shall be deemed to be a resolution of the board duly passed by the requisite majority.

18.5

Calling of Meetings.  A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6

Notice of Meetings.  Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7

When Notice Not Required.  It is not necessary to give notice of a meeting of the directors to a director or an alternate director if the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed or the director or alternate director, as the case may be, has waived notice of the meeting in accordance with Article 18.9.

18.8

Meeting Valid Despite Failure to Give Notice.  The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9

Waiver of Notice of Meetings.  Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10

Quorum.  The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11

Validity of Acts Where Appointment Defective.  Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12

Consent Resolutions in Writing.  A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.

EXECUTIVE AND OTHER COMMITTEES

19.1

Appointment and Powers of Executive Committee.  The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, which committee shall have and may exercise during the intervals between meetings of the board of directors, all of the powers of the board except the power to fill vacancies in the board, the power to remove a director, the power to change the membership of, or fill vacancies in, any committee of the directors, and such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

19.2

Appointment and Powers of Other Committees.  The directors may, by resolution appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate and delegate to any such committee any of the directors' powers, except the power to fill vacancies in the board, the power to remove a director, the power to change the membership of, or fill vacancies in, any committee of the directors and the power to appoint or remove officers appointed by the directors; and, in each case, subject to the conditions set out in the resolution or any subsequent directors' resolution.

19.3

Obligations of Committees.  Any committee appointed under Article 19.1 or 19.2, in the exercise of the powers delegated to it, must conform to any rules that may from time to time be imposed on it by the directors, keep regular minutes of every act or thing done in exercise of those powers and cause such minutes to be recorded in books kept for that purpose and report the same to the board at such times as the board may from time to time require.  Subject to any rules imposed on it by the directors, any committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary.  A majority of the members of a committee shall constitute a quorum of such committee.

19.4

Powers of Board.  The board shall have the power at any time, to revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding and to terminate the appointment of, or change the membership of, the committee including to fill vacancies in the committee.

19.5

Committee Meetings.  Subject to Article 19.3 and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, a committee appointed under Article 19.1 or 19.2 may meet and adjourn as it thinks proper and a majority of the members of the committee will constitute a quorum of the committee.  The committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting.  Questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20.

OFFICERS

20.1

Directors May Appoint Officers.  The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2

Functions, Duties and Powers of Officers.  The directors may determine the functions and duties of each officer and entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit.  The directors may, at any time and from time to time, revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3

Qualifications.  No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

20.4

Remuneration and Terms of Appointment.  All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fees, wages, commission, participation in profits or any other means or all of these modes) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

20.5

Interested Officers.  Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the directors the fact and the nature, character and extent of the conflict.

21.

INDEMNIFICATION OF DIRECTORS AND OFFICERS AND PAYMENT OF EXPENSES

21.1

Definitions.  In this Article 21:

"associated corporation" has the meaning set out in the Business Corporations Act;

"eligible party" means an individual who is or was a director or officer of the Company or of another corporation at a time when the corporation is or was an affiliate of the Company or at the request of the Company, or, who, at the request of the Company, is or was, or holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity, and includes, except in a reference to an act done by an eligible party, the heirs and personal or other legal representatives of that individual;

"eligible penalty" means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

"eligible proceeding" means any legal proceeding or investigative action, whether current, threatened, pending or completed in which an eligible party or any of the heirs and personal or other legal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, the Company or an associated corporation is or may be joined as a party, or is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding; and

"expenses" has the meaning set out in the Business Corporations Act.

21.2

Liability of Directors.  Subject to the Business Corporations Act, a director or other officer of the Company is not liable for:

(a)

any act, receipt, neglect, or default of any other director or officer;

(b)

joining in any act for conformity;

(c)

loss or damage arising from bankruptcy, insolvency or tortious acts of any person with whom any monies, securities or effects are deposited;

(d)

loss or damage arising or happening to the Company through the insufficiency or deficiency of any security in or upon which assets of the Company may be invested;

(e)

any loss occasioned by any error or oversight on his part; or

(f)

any loss, damage or misfortune whatsoever happening in the execution of the duties of his office or in relation thereto,

unless it happens through his own dishonesty.

21.3

Mandatory Indemnification of Directors and Former Directors.  Subject to Article 21.7 and the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding.  Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.3.

21.4

Authority to Indemnify Other Persons.  Subject to Article 21.7 and the Business Corporations Act, the Company may indemnify an eligible party against all eligible penalties to which the eligible party is or may be liable and may also, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by an eligible party in respect of that proceeding.

21.5

Mandatory Payment of Expenses.  Subject to Article 21.7, the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by an eligible party in respect of that proceeding if the eligible party has not been reimbursed for those expenses, and is wholly successful, on the merits or otherwise, in the outcome of the proceeding or is substantially successful on the merits in the outcome of the proceeding.

21.6

Authority to Advance Expenses.  Subject to Article 21.7, the Company may pay, as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of that proceeding, provided that the Company must not make such payments unless the Company first receives from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by Article 21.7, the eligible party will repay the amounts advanced.

21.7

Indemnification Prohibited.  The Company must not indemnify an eligible party under Articles 21.3 or 21.4 or pay the expenses of an eligible party under Articles 21.3, 21.5 or 21.6 if any of the following circumstances apply:

(1)

if the indemnity or payment is made under an earlier agreement to indemnify or pay expenses and, at the time that the agreement to indemnify or pay expenses was made, the Company was prohibited from giving the indemnity or paying the expenses by its memorandum or articles;

(2)

if the indemnity or payment is made otherwise than under an earlier agreement to indemnify or pay expenses and, at the time that the indemnity or payment is made, the Company is prohibited from giving the indemnity or paying the expenses by its memorandum or articles;

(3)

if, in relation to the subject matter of the eligible proceeding, the eligible party did not act honestly and in good faith with a view to the best interests of the Company or the associated corporation, as the case may be; or

(4)

in the case of an eligible proceeding other than a civil proceeding, if the eligible party did not have reasonable grounds for believing that the eligible party's conduct in respect of which the proceeding was brought was lawful.

The result of any action, suit or proceeding does not create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Company, or that the person did not have reasonable grounds to believe that his conduct was lawful.  The Company will apply to a court of competent jurisdiction for all court approvals which may be required to make this Article effective and enforceable.

21.8

Insurance.  The Company may purchase and maintain insurance for the benefit of an eligible party or the heirs and personal or other legal representatives of the eligible party against any liability that may be incurred by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, the Company or an associated corporation.

22.

DIVIDENDS

22.1

Payment of Dividends Subject to Special Rights.  The provisions of this Article 22 are subject to the special rights, if any, as to dividends attached to any shares.

22.2

Declaration of Dividends.  Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable and pay the same out of any funds of the Company available for that purpose.  The directors may, before declaring a dividend, set aside out of the profits of the Company such moneys as they think proper as a reserve or reserves which will be applicable for meeting contingencies or equalizing dividends, or for any other purpose to which the profits of the Company may be properly applied, and the moneys may, pending this application, either be employed in the business of the Company or be invested as the directors think fit.

22.3

No Notice Required.  The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4

Record Date.  The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.  The transfer of shares does not, as against the Company, transfer the right to any dividend declared thereon before the registration of the transfer.

22.5

Manner of Paying Dividend.  A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

22.6

Settlement of Difficulties.  If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may issue fractional certificates, may set the value for distribution of specific assets, may determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend.

22.7

When Dividend Payable.  Any dividend may be made payable on such date as is fixed by the directors.

22.8

Dividends to be Paid in Accordance with Number of Shares.  All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9

Receipt by Joint Shareholders.  If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10

Dividend Bears No Interest.  No dividend bears interest against the Company.

22.11

Fractional Dividends.  If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12

Payment of Dividends.  Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.  The directors may deduct from any dividend payable to a shareholder all sums of money presently owing by that shareholder to the Company.

22.13

Capitalization of Surplus.  Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23.

DOCUMENTS, RECORDS AND REPORTS

23.1

Records Office Records.  The Company will keep such records at its records office as are required by the Business Corporations Act to be so kept and no shareholder or former shareholder may inspect any of such records unless expressly authorized by the Business Corporations Act.  Any inspection authorized pursuant to this Article 23.1 will be at the place and time and on the terms and conditions set by the directors for any such inspection.

23.2

Recording of Financial Affairs.  The directors must cause to be kept books of account, accounting records and such other records as are necessary to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act and the provisions of other statutes applicable to the Company including with respect to the appointment of and qualifications of auditors for the Company.  The books and records will be kept at such place or places as the directors may think fit and will be open to inspection by the directors.

23.3

Inspection of Accounting Records.  No shareholder or former shareholder will be entitled to inspect any accounting records of the Company unless expressly authorized by the Business Corporations Act.  Any inspection authorized pursuant to this Article 23.3 will be at the place and time and on the terms and conditions set by the directors for any such inspection.

23.4

Remuneration of Auditors.  The auditors of the Company, if any, are entitled to such remuneration for acting as auditors as the directors may from time to time determine or, if the directors so decide, as the shareholders may determine by ordinary resolution.

24.

NOTICES

24.1

Method of Giving Notice.  Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by prepaid post or facsimile to him at his registered address or, if no such address is set out in any register of the Company, at his mailing address, or by email to the email address provided by the intended recipient for the sending of that record or records of that type, if any.

24.2

Deemed Receipt of Mailing.  A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the business day following the date of mailing.  A notice delivered personally is effective the day of delivery.  A notice sent by facsimile or email is effective on the date the sender receives his facsimile or electronic answer back confirming receipt by the recipient's medium.

24.3

Certificate of Sending.  A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4

Notice to Joint Shareholders.  A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5

Notice to Trustees.  A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by mailing the record, addressed to them by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description and mail to the address supplied to the Company for that purpose by the persons claiming to be so entitled or, if no such address has been supplied, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

25.

SEAL

25.1

Who May Attest Seal.  The directors may provide a seal for the Company.  Except as provided in Articles 25.2 and 25.3, the Company's seal, if any, may be affixed to any instrument by, and any instrument may be executed on behalf of the Company in the presence of, the following persons:

(1)

any two directors;

(2)

any officer, together with any director;

(3)

if the Company only has one director, that director; or

(4)

any one or more directors or officers or persons as may be determined by the directors,

and the said persons in whose presence the seal is so affixed to an instrument shall sign such instrument.

25.2

Sealing Copies.  For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any one director or officer.

25.3

Mechanical Reproduction of Seal.  The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

25.4

Seal in Other Jurisdiction.  The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Business Corporations Act with respect thereto may be exercised by the directors or by a duly authorized agent of the Company.

26.

LIENS

26.1

The Company has a lien on every share registered in the name of a shareholder for all moneys owing by him to the Company, but the directors may at any time declare any share to be wholly or in part exempt from the provisions of this Part.  The Company's lien on a share extends to all dividends payable thereon.

27.

PROHIBITIONS

27.1

Definitions.  In this Article 27:

"designated security" means a voting security of the Company, a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets or a security of the Company convertible, directly or indirectly, into either of foregoing securities;

"security" has the meaning assigned in the Securities Act (British Columbia); and

"voting security" means a security of the Company that is not a debt security and carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

27.2

Application.  Articles 27.3 and 27.4 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

27.3

Consent Required for Transfer of Shares or Designated Securities.  No share or designated security may be offered for sale to the public and no shares shall be sold, transferred or otherwise disposed of without the consent of the directors expressed by a resolution of the board and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.  The consent of the board required by this Article 27.3 may be in respect of a specific proposed trade or trades or trading generally, whether or not over a specified period of time or by specific persons or with such other restrictions or requirements as the directors may determine.

27.4

Restriction on Number of Shareholders.  The number of persons who beneficially own shares of the Company shall be limited to 50.

28.

SPECIAL RIGHTS AND RESTRICTIONS ATTACHED TO SHARES

28.1

Class A Shares.  The special rights and restrictions attached to the Class A Voting Common Shares Without Par Value (the "Class A Shares") are as follows:

(a)

The holders of the Class A Shares shall be entitled to receive notice of, to attend and to vote at any general meetings of the shareholders of the Company.

(b)

Notwithstanding any other provision of these Articles except Article 28.4, and subject to payment of dividends declared but unpaid on the Class B Shares, dividends may be declared and paid, in the discretion of the directors, at any time upon the Class A Shares to the exclusion of all or any other class or classes of shares, or may be declared and paid upon all or any other class or classes of shares, to the exclusion of the Class A Shares.

(c)

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of the redemption, purchase or acquisition of any shares, the reduction of capital or any other return of capital, the holders of the Class A Shares shall be entitled to receive, before any distribution of any part of the assets of the Company to the holders of any other shares except the Class B Shares, an amount equal to the paid-up capital thereon and any dividends declared thereon and unpaid, and if any of the assets of the Company thereafter remain available for distribution, the holders of the Class A Shares shall be entitled to such assets.

28.2

Class B Shares.  The Class B Preferred Shares Without Par Value (the "Class B Shares") may be issued from time to time in one or more series and shall as a class have attached thereto the following special rights and restrictions:

(a)

The directors, by resolution duly passed before the issuance of Class B Shares of the series to which the resolution relates, may, subject to the Business Corporations Act, do any one or more of the following:

(i)

determine the maximum number of shares of any of those series of Class B Shares that the Company is authorized to issue, determine that there is no maximum number or alter any such determination previously made, and may authorize the alteration of the Notice of Articles accordingly;

(ii)

alter these Articles, and authorize the alteration of the Notice of Articles, to create an identifying name by which the shares of any of those series of Class B Shares may be identified or to alter any identifying name previously created; and

(iii)

alter these Articles and authorize the alteration of the Notice of Articles to attach special rights or restrictions to the shares of any of those series of Class B Shares or to alter any such special rights or restrictions including, without limitation: (A) the rate, amount or method of calculation of dividends and whether the same are subject to adjustments; (B) whether such dividends are cumulative, partly cumulative or non-cumulative; (C) the dates, manner and currency of payments of dividends and the date from which they accrue or become payable; (D) if redeemable or purchasable (whether at the option of the Company or holder or otherwise), the redemption or purchase prices and currencies thereof and terms and conditions of redemption or purchase, with or without provision for sinking or similar funds; (E) the voting rights, if any; (F) any conversion, exchange or reclassification rights; and (G) any other terms not inconsistent with these provisions.

(b)

The holders of Class B Shares as a class shall, in preference to the holders of the Class A Shares, be entitled to receive dividends.  The holders of the Class B Shares of any series shall also be entitled to such other preference, not inconsistent with these provisions, over the holders of the Class A Shares and the shares of any other class ranking junior to the Class B Shares as may be fixed in accordance with paragraph (a) of this Article 28.2.

(c)

Unless specifically subordinated in priority by the special rights and restrictions attached to any particular series of Class B Shares, the holders of the Class B Shares as a class shall be entitled, on the distribution of the assets of the Company on the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or on any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, to receive in priority before any distribution shall be made to holders of the Class A Shares or any other shares of the Company ranking junior to the Class B Shares with respect to repayment of capital, the amount paid up with respect to each Class B Share held by each of them respectively, together with the premium (if any) payable respectively on redemption of each such series of Class B Shares and all accrued and unpaid dividends (if any) which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution.  After payment to the holders of Class B Shares of the amounts so payable to them, such holders shall not be entitled to share in any further distribution of the property or assets of the Company except as specifically provided in the special rights and restrictions attached to any particular series.

(d)

No Class B Shares or shares of a class ranking prior to or on a parity with the Class B Shares with respect to the payment of dividends or the distribution of assets in the event of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, may be issued if the Company is in arrears in the payment of dividends on any outstanding series of Class B Shares without the approval of the holders of the Class B Shares given by a resolution passed by a majority of the holders of the Class B Shares.

(e)

Except as hereinafter referred to or as required by law or in accordance with any voting rights which may from time to time be attached to any series of Class B Shares, the holders of Class B Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Company; provided that the holders of Class B Shares as a class shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof, or as required by the Business Corporations Act.

(f)

The rights, privileges, restrictions and conditions attaching to the Class B Shares as a class may be added to, removed or changed but only with the approval of the holders of the Class B Shares given in accordance with the requirements of the Business Corporations Act.

(g)

Where Class B Shares are issued in more than one series with identical preferred, deferred or other special rights, privileges, restrictions, conditions and designations attached thereto, all such series of Class B Shares shall rank pari passu and participate equally and proportionately without discrimination or preference as if all such series of Class B Shares had been issued simultaneously and all such series of Class B Shares may be designated as one series.

28.3

Alterations where Shares Issued.  If alterations, determinations or authorizations contemplated by Article 28.2(a) are to be made in relation to a series of shares of which there are issued shares, those alterations, determinations and authorizations must be made by ordinary resolution.

28.4

Restriction on Dividends.  Notwithstanding anything else contained in these Articles, no dividends will be paid on any class of shares nor will shares be redeemed if such act would result in the Company having insufficient net assets to redeem the Class B Shares, if applicable.

Full name and signature of Incorporator	Date of signing
PER:__“Sandeep Poonia”__________________ ARRIS RESOURCES INC.	OCTOBER 16, 2010

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